EXHIBIT 23.3



                            CONSENT OF LEGAL COUNSEL

The consent of Black Swan Legal Counsel, PLLC is included in Exhibit 5.1 to this Post Effective Amendment No. 1 to the Registration Statement on Form S-8.

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